UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 6, 2016

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33607

(Commission file number)

76-0526032

(I.R.S. Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400 Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(713) 963-9522

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of GulfMark Offshore, Inc. (the “Company”) held on June 6, 2016, the Company’s stockholders approved the Company’s Amended and Restated 2014 Omnibus Equity Incentive Plan (the “Restated Omnibus Plan”) and the Company’s Amended and Restated 2011 Employee Stock Purchase Plan (the “Restated ESPP”). The Company’s Board of Directors (the “Board”) adopted the Restated Omnibus Plan and the Restated ESPP on March 7, 2016, subject in each case to stockholder approval.

Restated Omnibus Plan. The Restated Omnibus Plan amends and restates the Company’s 2014 Omnibus Equity Incentive Plan and provides for grants of stock options, stock appreciation rights, restricted stock, stock units and performance cash awards (collectively, “Awards”) to eligible employees of the Company, including all of the Company’s executive officers. The Restated Omnibus Plan is intended to support the Company’s efforts to attract, retain and motivate exceptional talent and to enable the Company to provide incentives directly linked to the Company’s long-term objectives and to increases in stockholder value.

The Board has delegated administration of the Restated Omnibus Plan to the Compensation Committee (the “Committee”). The Committee has full authority to select the individuals who will receive Awards, to determine the time or times when Awards will be granted and will vest, and to establish the terms and conditions of Awards. The Board may also appoint one or more directors or the Company’s chief executive officer to make grants of Awards to employees who are not executive officers under Section 16 of the Securities Exchange Act of 1934, as amended.

A maximum of up to 1,306,008 shares of the Company’s Class A common stock (“common stock”) will be available for issuance under the Restated Omnibus Plan, which includes (i) 1,000,000 new shares available under the Restated Omnibus Plan and (ii) 306,008 shares that remained available for issuance under the Company’s 2014 Omnibus Equity Incentive Plan as of April 21, 2016, subject to proportionate adjustment in the event of any reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction. In addition, shares subject to existing Awards that are outstanding under the Company’s 2014 Omnibus Equity Incentive Plan (including its predecessor) will be available for issuance under the Restated Omnibus Plan to the extent such Awards are forfeited, terminated or settled for cash.

Unless sooner terminated by the Board, the Restated Omnibus Plan will continue in effect until the tenth anniversary of its adoption by the Board, or March 7, 2026. The Board may, at any time, amend or terminate the Restated Omnibus Plan, subject, in certain circumstances, to stockholder approval, and provided that no such amendment or termination may affect the rights of any participant under any Award previously granted under the Restated Omnibus Plan.

The material features of the Restated Omnibus Plan are described in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2016, which description is incorporated herein by reference and is qualified in its entirety by reference to the Restated Omnibus Plan, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Restated ESPP. Under the Restated ESPP, which amends and restates the Company’s 2011 Employee Stock Purchase Plan, at the end of each fiscal quarter (“Offering Period”) during the term of the Restated ESPP, employee contributions will be used to acquire shares of common stock at 85% of the fair market value of the common stock on the last trading day before the commencement of the Offering Period or the last trading day of the Offering Period, whichever is lower. Employees can elect to have up to 15% of their salary withheld for the purpose of purchasing common stock in Offering Periods.

The Restated ESPP will be administered by a committee of one or more members of the Board (the “ESPP Committee”). Any of the Company’s employees or any employees of the Company’s subsidiaries designated by the ESPP Committee generally will be eligible to participate in the Restated ESPP for the current Offering Period if he or she has been employed for at least 30 days before the commencement of the Offering Period, except for Non-U.S. employees who are prohibited by applicable non-U.S. law from participating in the Restated ESPP.

The maximum number of shares of common stock that may be purchased under the Restated ESPP is 494,934 shares of common stock, which includes 225,000 new shares available under the Restated ESPP, less any shares awarded under the Company’s 2011 Employee Stock Purchase Plan prior to the effective date of the Restated ESPP, subject to adjustment for certain changes in capital structure.

The Board can amend, suspend or terminate the Restated ESPP at any time subject, in certain circumstances, to stockholder approval. Unless sooner terminated by the Board, the Restated ESPP will terminate automatically on the tenth anniversary of its adoption by the Board, or March 7, 2026, unless (a) the Restated ESPP is extended by the Board and (b) the extension is approved within 12 months (either before or after the Board’s action) by a vote of the stockholders of the Company.

The material features of the Restated ESPP are described in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2016, which description is incorporated herein by reference and is qualified in its entirety by reference to the Restated ESPP, a copy of which is filed as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on June 6, 2016 in New York, New York. At the Annual Meeting, out of the 25,790,430 shares of common stock outstanding and entitled to vote as of the record date, the holders of 22,254,264 shares of common stock, or approximately 86%, were present in person or represented by proxy, constituting a quorum. The final voting results for each of the items presented for stockholder approval were as follows:

1.     Election of Nine Directors. All nine director nominees were elected to serve until the next annual meeting and until their successors are duly elected and qualified. The number of votes cast for, withheld and all shares as to which brokers indicated that they did not have the authority to vote (“Broker Non-Votes”) with respect to each director nominee were as follows:

	Number of Shares
	For	Withheld	Broker Non-Votes
Peter I. Bijur	16,913,157	465,145	4,875,962
David J. Butters	16,664,739	713,563	4,875,962
Brian R. Ford	17,122,569	255,733	4,875,962
Sheldon S. Gordon	17,154,107	224,195	4,875,962
Quintin V. Kneen	17,158,580	219,722	4,875,962
Steven W. Kohlhagen	17,069,090	309,212	4,875,962
William C. Martin	17,188,768	189,534	4,875,962
Rex C. Ross	17,100,450	277,852	4,875,962
Charles K. Valutas	17,123,323	254,979	4,875,962

2.     Approval of the Company’s Amended and Restated 2014 Omnibus Equity Incentive Plan. The Company’s Amended and Restated 2014 Omnibus Equity Incentive Plan was approved by the following votes:

Number of Shares
For	16,663,727
Against	564,907
Abstain	149,668
Broker Non-Votes	4,875,962

3.     Approval of the Company’s Amended and Restated 2011 Non-Employee Director Share Incentive Plan. The Company’s Amended and Restated 2011 Non-Employee Director Share Incentive Plan was approved by the following votes:

Number of Shares
For	16,221,449
Against	1,041,703
Abstain	115,150
Broker Non-Votes	4,875,962

4.     Approval of the Company’s Amended and Restated 2011 Employee Stock Purchase Plan. The Company’s Amended and Restated 2011 Employee Stock Purchase Plan was approved by the following votes:

Number of Shares
For	16,790,540
Against	343,753
Abstain	244,009
Broker Non-Votes	4,875,962

5.     Approval of executive compensation by a non-binding advisory vote, commonly referred to as a “Say-on-Pay” proposal. The “Say-on-Pay” proposal was approved by the following votes:

Number of Shares
For	16,916,339
Against	430,020
Abstain	31,943
Broker Non-Votes	4,875,962

6.     Proposal to ratify the selection of KPMG LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2016. The proposal to ratify the selection of KPMG LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2016 was approved by the following votes:

Number of Shares
For	22,176,242
Against	59,288
Abstain	18,734

Item 8.01      Other Events

At the Annual Meeting, the Company’s stockholders approved the Company’s Amended and Restated 2011 Non-Employee Director Share Incentive Plan (the “Restated Director Plan”), a copy of which is filed as Exhibit 10.3 to this report. The Board adopted the Restated Director Plan on March 7, 2016, subject to stockholder approval.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

Exhibit number	Description

10.1

GulfMark Offshore, Inc. Amended and Restated 2014 Omnibus Equity Incentive Plan (incorporated by reference to Exhibit A attached to the Company’s definitive proxy statement on Schedule 14A filed April 27, 2016)

10.2

GulfMark Offshore, Inc. Amended and Restated 2011 Employee Stock Purchase Plan (incorporated by reference to Exhibit C attached to the Company’s definitive proxy statement on Schedule 14A filed April 27, 2016)

10.3

GulfMark Offshore, Inc. Amended and Restated 2011 Non-Employee Director Share Incentive Plan (incorporated by reference to Exhibit B attached to the Company’s definitive proxy statement on Schedule 14A filed April 27, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2016	GULFMARK OFFSHORE, INC.

	By:	/s/ James M. Mitchell
James M. Mitchell
Executive Vice President & Chief Financial Officer